
PNC SERIES 1997-1 (1387)

EXHIBIT 99.1
FISCAL 1997

                                                               JANUARY           FEBRUARY               MARCH              APRIL
ISSUE DATE: 01/29/97
CERTIFICATE BALANCE AT ISSUE:  $148,556,153.63

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                       $148,556,153.63     $146,564,466.84     $145,162,335.89
  UNITS                                                                               611                 605                 601
PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                               98,491.24           98,339.16           98,967.76
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                                    12,353.80           63,928.12           36,431.13
  LIQUIDATIONS-IN-FULL                                                       1,880,841.75        1,239,863.67        2,458,326.19
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                                 0.00                0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                                  1,991,686.79        1,402,130.95        2,593,725.08

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                0.00                0.00                0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                                        146,564,466.84      145,162,335.89      142,568,610.81
  UNITS                                                                               605                 601                 592

SCHEDULED INTEREST AT MORTGAGE RATE:                                         1,021,499.60        1,008,824.90          998,763.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                                        370.25             (145.10)            (234.65)
  INTEREST SALE ADJUSTMENTS                                                          0.00                0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                                        0.00                0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                                0.00                0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                                         0.00                0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                             370.25             (145.10)            (234.65)

OTHER:
  LOAN CONVERSION FEE                                                                0.00                0.00                0.00
  EXPENSE REIMBURSEMENTS                                                             0.00                0.00                0.00
  GAIN ON LIQUIDATIONS                                                               0.00                0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                                   0.00                0.00                0.00
  NET OTHER DISTRIBUTIONS                                                            0.00                0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                                               36,194.36           36,197.44           35,872.93

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                                      0.00               (4.79)              (5.69)
  SERVICING FEES SALE ADJUSTMENTS                                                    0.00                0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                                 0.00                0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                                         0.00                0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                                    0.00                0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                                          0.00               (4.79)              (5.69)

MISCELLANEOUS EXPENSES:                                                              0.00                0.00                0.00
NET FUNDS DISTRIBUTED                                                       $2,977,362.28       $2,374,618.10       $3,556,386.29




SMSC SERIES 1997-1 (1387)
FISCAL 1997                                                            MAY               JUNE                JULY


BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                        $142,568,610.81    $142,448,004.05     $141,737,102.67
  UNITS                                                                592                592                 589

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                98,084.64          98,908.74           99,638.56
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     22,522.12          63,507.76          119,665.04
  LIQUIDATIONS-IN-FULL                                                0.00         548,484.88          522,734.26
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                     120,606.76         710,901.38          742,037.86

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00                0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                         142,448,004.05     141,737,102.67      140,995,064.81
  UNITS                                                                592                589                 587

SCHEDULED INTEREST AT MORTGAGE RATE:                            980,280.58         979,456.15          974,479.46

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           3.94             156.37               60.34
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                3.94             156.37               60.34

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                                35,239.07          35,209.51           35,033.14

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.17               5.33                1.01
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.17               5.33                1.01

MISCELLANEOUS EXPENSES:                                               0.00               0.00                0.00

NET FUNDS DISTRIBUTED                                        $1,065,652.04      $1,655,299.06       $1,681,543.51




SMSC SERIES 1997-1 (1387)
FISCAL 1997                                                     AUGUST          SEPTEMBER             OCTOBER           NOVEMBER
BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                    $140,995,064.81    $138,712,034.22     $133,642,151.31    $131,619,895.16
  UNITS                                                            587                578                 559                550

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           100,755.37         100,603.84           97,747.92          97,456.20
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                 25,550.58          34,199.71           38,282.20          52,418.18
  LIQUIDATIONS-IN-FULL                                    2,156,724.64       4,935,079.36        1,886,226.03       2,606,979.98
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                               2,283,030.59       5,069,882.91        2,022,256.15       2,756,854.36

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00                0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     138,712,034.22     133,642,151.31      131,619,895.16     128,863,040.80
  UNITS                                                            578                559                 550                539

SCHEDULED INTEREST AT MORTGAGE RATE:                        969,516.90         953,021.13          917,454.89         903,176.82

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                     (29.22)             (2.21)              31.53             (87.05)
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                          (29.22)             (2.21)              31.53             (87.05)

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            34,855.23          34,285.45           33,028.26          32,522.04

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                  (0.56)             (0.03)               1.15              (2.17)
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                      (0.56)             (0.03)               1.15              (2.17)

MISCELLANEOUS EXPENSES:                                           0.00               0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $3,217,663.60      $5,988,616.41       $2,906,713.16      $3,627,424.26



SMSC SERIES 1997-1 (1387)
FISCAL 1997                                                      DECEMBER              TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $128,863,040.80    $148,556,153.63
  UNITS                                                                539                611

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                96,678.42       1,085,671.85
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     32,529.48         501,388.12
  LIQUIDATIONS-IN-FULL                                        2,836,896.56      21,072,157.32
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                   2,966,104.46      22,659,217.29

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         125,896,936.34     125,896,936.34
  UNITS                                                                528                528

SCHEDULED INTEREST AT MORTGAGE RATE:                            883,990.99      10,590,464.52

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                          20.34             144.54
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                               20.34             144.54

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                31,833.47         380,270.90

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.66              (4.92)
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.66              (4.92)

MISCELLANEOUS EXPENSES:                                               0.00               0.00

NET FUNDS DISTRIBUTED                                        $3,818,281.66     $32,869,560.37


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1997-1  (1387)                                   WEIGHTED AVERAGE PC RATE: 7.9305
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00              $0.00

  SPECIAL HAZARD  $1,997,375.00    $0.00              $0.00        $0.00      $1,997,375.00

  BANKRUPTCY BOND
  SINGLE-UNITS      $100,000.00    $0.00              $0.00        $0.00        $100,000.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00              $0.00

  MORTGAGE
    REPURCHASE    $2,970,038.00    $0.00              $0.00        $0.00      $2,970,038.00


DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         5     $1,229,548.72      3         $727,310.86      2         $501,708.12

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         1      $294,918.59        0        $0.00



The Class B-1, Class B-2, Class B-3 (the "Senior Subordinate Certificates"), Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Cer-tificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates") are subordinate in right of payment and provide credit support, special hazard, bankruptcy and fraud coverage (collectively "Coverage") to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class X, Class P and Class R Certificates (the "Senior Certifi-cates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates and the Senior Subor-dinate Certificates, were offered. In addition, the Junior Subordinate Certificates are subordinate in right of payment and provide Coverage to the Senior Subordinate Certificates, the Class B-3 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 and Class B-2 Certificates and the Class B-2 Certificates are subordinate in right of payment and provide Coverage to the Class B-1 Certificates, in each case to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on December 26, 1997 are as follows:


                CLASS                CLASS PRINCIPAL BALANCE
                B-1                  $2,947,042.71
                B-2                  $1,473,521.34
                B-3                  $1,473,521.34
                B-4                    $589,408.54
                B-5                    $294,704.29
                B-6                    $589,504.80

                Total                $7,367,703.02


The amount of the special hazard, bankruptcy and fraud coverage, as of the above referenced date is $1,997,375.00, $100,000.00 and $2,970,038.00, respectively.